SUPPLEMENT DATED MAY 1, 2016
To Prospectus Dated May 1, 2008
 TransUltra® VUL
Issued through Transamerica Life Insurance Co. Separate Account VUL-5
By
Transamerica Life Insurance Company

NOTICE:  Effective with this mailing, we have made a change to your annual prospectus delivery.  This mailing includes underlying fund prospectuses for only those underlying funds in which you are invested and not for all available underlying funds.  If you decide to invest in a different underlying fund investment at any time, we will send that underlying fund prospectus with the confirmation statement.
* * * * *

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Range of Expenses for the Portfolios1, 2

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2015.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.47%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.20%	1.10%

1 The portfolio expenses used to prepare this table were provided to Transamerica Life by the underlying funds.  Transamerica Life has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2015.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios.   A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica Life took into account the information received from those funds on the combined actual expenses for each "fund of funds" and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund's) fees and expenses for the Transamerica Series Trust asset allocation portfolios.  See the prospectuses for the Transamerica Series Trust for a presentation of all applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 4 portfolios that require a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 2017.
*****
INVESTMENT OPTIONS:

Please note the following changes to your investment options:

•	Transamerica Aegon Money Market VP was renamed Transamerica Aegon Government Money Market VP
•
Transamerica Morgan Stanley Mid Cap Growth VP was renamed Transamerica Janus Mid-Cap Growth VP and Janus Capital Management LLC replaced Morgan Stanley Investment Management Inc. as sub-adviser to the portfolio.

NOTE:  Effective on or about July 1, 2016, it is anticipated that J.P. Morgan Investment Management Inc. will replace Aegon USA Investment Management, LLC as sub-adviser to Transamerica Asset Allocation – Conservative VP; Transamerica Asset Allocation – Growth VP; Transamerica Asset Allocation – Moderate; and Transamerica Asset Allocation – Moderate Growth VP.

Please see the fund's prospectus for any changes regarding the portfolios listed above.

* * * * *
The following is added to "Tax Treatment of Policy Benefits" in your prospectus:
 Same Sex Relationships.  Same sex couples have the right to marry in all states.  The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy or any Rider.  Individuals in other arrangements, such as, civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized under the relevant state law will not be treated as married or as spouses as defined in the Policy.  Therefore, tax treatment of individuals who do not meet the definition of "spouse" have adverse tax consequences and/or may not be permissible.  Please consult a tax advisor for more information on this subject.
* * * * *
The following replaces the current Cyber Security information in your prospectus:
Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities.  Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks or information security breaches in the future.
* * * * *
For additional information, you may contact us at our administrative office at 1-866-844-4885, between 8:00a.m. – 6:00p.m., Central time or visit our website at: www.transamerica.com.  TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS